UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 2, 2016

Date of report (Date of earliest event reported)

TERADYNE, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	001-06462	04-2272148
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Riverpark Drive, North Reading, MA 08164

(Address of principal executive offices) (Zip Code)

(978) 370-2700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 2, 2016, the board of directors of Teradyne, Inc. (the “Company”) approved a new $500 million share repurchase authorization to commence on January 1, 2017. The Company’s existing stock repurchase authorization will terminate on December 31, 2016.

On December 5, 2016, the Company issued a press release announcing its intention to offer up to $460,000,000 aggregate principal amount of convertible senior notes due 2023 in a private offering that is exempt from the registration requirements of the Securities Act of 1933, as amended. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release dated December 5, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2016	TERADYNE, INC.

	By:	/s/ Charles J. Gray
	Name:	Charles J. Gray
	Title:	V.P., General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated December 5, 2016.